QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

LOAN AGREEMENT

        This Loan Agreement (this "Agreement") is entered into as of September 9, 2002 (the "Effective Date") by and between EarthShell Corporation, a Delaware corporation (the "Company"), and E. Khashoggi Industries, LLC, a Delaware limited liability company ("Lender").

        WHEREAS, Lender is willing, pursuant to the terms and conditions of this Agreement, to extend certain loans (each of which is herein referred to as a "Loan" and collectively, as the "Loans") to the Company, with the amount of funds to be loaned to the Company to be determined by Lender in its sole discretion;

        WHEREAS, the Loans shall be secured by an obligation of the Company to issues shares of the Company's common stock, par value $.01 per (the "Common Stock") in an amount equal to 2,000,000 shares of Common Stock for each $1,000,000 of funds actually loaned (or a pro rated number of shares for each portion of $1,000,000 loaned under each Loan) (the "Shares"), on the terms and subject to the conditions set forth herein; and

        WHEREAS, the Company wishes to obtain such Loans;

        NOW, THEREFORE, the parties hereby agree as follows:

        1.    LOAN. Lender will extend certain Loans to the Company in amounts and at times to be determined by Lender in its sole discretion, as described in and subject to the terms and conditions set forth in this Agreement. Each Loan will be evidenced by a Promissory Note in substantially the form attached hereto as Exhibit A (each, a "Note").

        2.    MECHANICS. Each time the Company desires to obtain a Loan from Lender hereunder, Company shall provide a notice in writing to Lender, stating the amount of the requested Loan and the date on which the Loan shall be made (the "Loan Date"). If Lender desires to extend such Loan to the Company hereunder (which determination shall be made by Lender in Lender's sole discretion) Lender shall so notify the Company in writing. If Lender notifies Company that it is willing to extend the requested Loan, Company shall, on or prior to the Loan Date, deliver to Lender a Note in the amount of such Loan. As of the Effective Date, the Company has requested, and Lender has agreed to extend a Loan (the "Initial Loan") to the Company in the amount of $350,000.

        3.    LOAN TERM; INTEREST; REPAYMENT; PREPAYMENT. The term of the this Agreement will begin on the Effective Date. Interest on the unpaid principal balance of any Loan (such unpaid principal balance with respect to any Loan is referred to as the "Outstanding Balance") will accrue from the date of such loan at the rate of ten percent (10%) per annum, calculated on the basis of a 360-day year and actual days elapsed; provided, however, that no such accrued interest shall be due and payable prior to the 30th day following the date of such Loan (with respect to each such Loan, a "Repayment Commencement Date"). The Company will repay the Outstanding Balance plus all interest accrued thereon on the first to occur of (i) receipt by the Company of the proceeds from a Qualified Financing (as defined below) and (ii) the Repayment Commencement Date. The Company may prepay all or any portion of the Outstanding Balance with respect to any Loan without penalty, together with accrued interest on the portion of the Outstanding Balance to be prepaid, upon five days prior written notice to Lender. The term "Qualified Financing" shall mean an investment in the Company's Common Stock occurring after the date hereof by an established regional or national venture capital fund or other similar investor, which investment and investor is acceptable to Lender (or its affiliates), in which the Company receives net proceeds greater that $4,000,000.

        4.    DEFAULT; CONVERSION. The failure by the Company to repay any Loan as it becomes due in accordance with the terms of this Agreement and the Note within five (5) business days after the due date thereof shall constitute a default hereunder (a "Default"). Upon a Default by the Company, Lender may elect to convert the Outstanding Balance under each Loan into Shares of Common Stock at the Conversion Price, by giving written notice of default to the Company (the "Notice of Default"). The Notice of Default shall state which Loans the Lender is electing to convert into Shares of Common Stock. Within two (2) business days of receipt of the Notice of Default, the Company shall deliver to Lender the Shares issuable to Lender hereunder. The "Conversion Price" shall be equal to $0.50 per Share, subject to adjustment for any stock split, reverse stock split, stock dividend or similar transaction. The issuance of the Shares to Lender upon the conversion of the Outstanding Balance shall be registered pursuant to the Company's Registration Statement on Form S-3 (No. 333-76092) (the "Registration Statement"). The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance of the Shares pursuant to this Agreement in such amounts as may be required to fulfill its obligations in full under this Agreement, and shall reserve under the Registration Statement, for the life of the Loans, such number of Shares as may be required to be issued hereunder.

        5.    INTENTIONALLY OMITTED.

        6.    MISCELLANEOUS.

          6.1.  Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without regard to provisions regarding choice of laws.

          6.2.  Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments. This Agreement and the rights and obligations therein may not be assigned by Lender without the prior written consent of the Company except to a parent corporation, a subsidiary or affiliate. This Agreement and the rights and obligations therein may not be assigned by the Company without the prior written consent of Lender.

          6.3.  Entire Agreement. This Agreement, the Note and the Security Agreement (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          6.4.  Notices. Except as may be otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To Lender:	To the Company:
E. Khashoggi Industries, LLC 800 Miramonte Drive Santa Barbara, CA 93109 Attn: John Daoud Fax Number: 805 957-4362	EarthShell Corporation 800 Miramonte Blvd. Santa Barbara, CA 93109 Attn: Chief Financial Officer Fax Number: (805) 899-3517

        Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

          6.5.  Amendments. Any term of this Agreement may be amended only with the written consent of Company and Lender.

          6.6.  Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          6.7.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          6.8.  Submission to Jurisdiction; Agent for Service. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF SANTA BARBARA, STATE OF CALIFORNIA, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT EXECUTED HEREUNDER SHALL BE LITIGATED IN SUCH COURTS, AND EACH OF THE PARTIES WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE IN THE MANNER SET FORTH IN SECTION 6.4. Nothing contained in this Section shall affect the right of any party to serve legal process on any other party in any other manner permitted by law.

* * * *

        IN WITNESS WHEREOF, the parties have executed this Loan Agreement to be effective as of the date first above written.

E. KHASHOGGI INDUSTRIES, LLC		EARTHSHELL CORPORATION

By:	/s/ ESSAM KHASHOGGI Name: Essam Khashoggi Title: CEO and President	By:	/s/ D. SCOTT HOUSTON Name: D. Scott Houston Title: Chief Financial Officer

QuickLinks

Exhibit 10.1